As filed with the Securities and Exchange Commission on April 29, 1997.
                                                       Registration No. 333-____

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

                                 --------------

          FLORIDA                                              65-0341002
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)
                                3000 TAFT STREET
                            HOLLYWOOD, FLORIDA 33021
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 --------------

                    HEICO CORPORATION 1993 STOCK OPTION PLAN
                            (Full title of the Plan)

                    THOMAS S. IRWIN, EXECUTIVE VICE PRESIDENT
                                HEICO CORPORATION
                                3000 TAFT STREET
                            HOLLYWOOD, FLORIDA 33021
                                 (954) 987-6101
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 WITH A COPY TO:
                              STUART D. AMES, ESQ.
                         STEARNS WEAVER MILLER WEISSLER
                           ALHADEFF & SITTERSON, P.A.
                       150 WEST FLAGLER STREET, SUITE 2200
                              MIAMI, FLORIDA 33130
                                 (305) 789-3540

                         CALCULATION OF REGISTRATION FEE
=========================================================================================================================
                                                                PROPOSED              PROPOSED
        TITLE OF EACH CLASS                 AMOUNT               MAXIMUM               MAXIMUM              AMOUNT OF
        OF SECURITIES TO BE                  TO BE           OFFERING PRICE           AGGREGATE           REGISTRATION
            REGISTERED                    REGISTERED          PER SHARE (1)       OFFERING PRICE(1)            FEE
-------------------------------------------------------------------------------------------------------------------------
   Common Stock, $.01 par value         265,076 shares        $22.94               $6,080,843             $1,842.68
===================================  ===================== ===================  =====================  ==================

(1)      Estimated solely for purpose of calculating the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the Common Stock as reported on the American Stock Exchange on
         April 28, 1997.

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


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF FORM S-8 REGISTRATION STATEMENT

         The contents of the Registration Statement on Form S-8 (No. 33-62156) filed by HEICO Corporation (the "Company") with the Securities and Exchange Commission, dated May 5, 1993, with respect to the registration of shares of the Company's common stock, par value $.01 per share, issuable pursuant to the HEICO Corporation 1993 Stock Option Plan, are incorporated herein by this reference.

Item 8.  EXHIBITS

   5     Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A.

  23.1 Consent of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. (included as part of Exhibit 5 above).

  23.2   Consent of Independent Certified Public Accountants.

  24.1 Powers of Attorney (included as part of the Signature Page of this Registration Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 29th day of April, 1997.

                                HEICO CORPORATION

                            By: /s/ THOMAS S. IRWIN
                                ------------------------------------------------
                                    Thomas S. Irwin, Executive Vice President
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Laurans A. Mendelson and Thomas S. Irwin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                         TITLE                              DATE
---------                         -----                              ----
PRINCIPAL EXECUTIVE OFFICER:

/S/ LAURANS A. MENDELSON          Chairman of the Board,             April 28, 1997
--------------------------------  Chief Executive Officer,
Laurans A. Mendelson              President and Director
                                  (Principal Executive Officer)

PRINCIPAL FINANCIAL AND
ACCOUNTING OFFICER:

/S/ THOMAS S. IRWIN               Executive Vice President and       April 28, 1997
--------------------------------  Chief Financial Officer (Principal
Thomas S. Irwin                   Financial and Accounting Officer)

SIGNATURE                         TITLE                              DATE
---------                         -----                              ----
/S/ JACOB T. CARWILE              Director                           April 28, 1997
--------------------------------
Jacob T. Carwile

/S/ SAMUEL L. HIGGINBOTTOM        Director                           April 28, 1997
--------------------------------
Samuel L. Higginbottom

/S/ PAUL F. MANIERI               Director                           April 28, 1997
--------------------------------
Paul F. Manieri

/S/ ERIC A. MENDELSON             Director                           April 28, 1997
--------------------------------
Eric A. Mendelson

/S/ VICTOR H. MENDELSON           Director                           April 28, 1997
--------------------------------
Victor H. Mendelson

/S/ ALBERT MORRISON, JR.          Director                           April 28, 1997
--------------------------------
Albert Morrison, Jr.

/S/ DR. ALAN SCHRIESHEIM          Director                           April 28, 1997
--------------------------------
Dr. Alan Schriesheim

/S/ GUY C. SHAFER                 Director                           April 28, 1997
--------------------------------
Guy C. Shafer

                                INDEX TO EXHIBITS

                                                                  SEQUENTIALLY
EXHIBIT NO.          DESCRIPTION                                 NUMBERED PAGE
-----------          -----------                                 -------------

5                    Opinion of Stearns Weaver Miller
                     Weissler Alhadeff & Sitterson, P.A.

23.2                 Consent of Independent Certified
                     Public Accountants